Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

14.	Income Taxes

The components of our income tax provision in 2015, 2014 and 2013 were as follows:

(Millions)	2015	2014	2013
Current taxes:
Federal	$1,797.2	$1,233.0	$901.9
State	111.8	84.0	55.7
Total current taxes	1,909.0	1,317.0	957.6
Deferred taxes (benefits):
Federal	(58.6)	114.1	63.0
State	(9.4)	23.6	8.0
Total deferred income taxes	(68.0)	137.7	71.0
Total income taxes	$1,841.0	$1,454.7	$1,028.6

Income taxes were different from the amount computed by applying the statutory federal income tax rate to income before income taxes as follows:

(Millions)	2015	2014	2013
Income before income taxes	$4,235.6	$3,499.9	$2,940.5
Tax rate	35%	35%	35%
Application of the tax rate	1,482.5	1,225.0	1,029.2
Tax effect of:
Health insurer fee	299.9	211.9	—
State income taxes	63.3	78.2	44.2
Other, net	(4.7)	(60.4)	(44.8)
Income taxes	$1,841.0	$1,454.7	$1,028.6

The significant components of our net deferred tax liabilities at December 31, 2015 and 2014 were as follows:

(Millions)	2015	2014
Deferred tax assets:
Insurance reserves	$301.5	$252.9
Reserve for anticipated future losses on discontinued products	268.2	199.1
Employee and postretirement benefits	220.1	290.9
Net operating losses	165.4	195.3
Investments, net	92.4	68.3
Debt fair value adjustments	32.9	43.4
Deferred revenue	20.9	24.9
Severance and facilities	17.7	9.9
Other	65.7	85.2
Gross deferred tax assets	1,184.8	1,169.9
Less: Valuation allowance	127.6	147.9
Deferred tax assets, net of valuation allowance	1,057.2	1,022.0
Deferred tax liabilities:
Goodwill and other acquired intangible assets	862.9	868.4
Cumulative depreciation and amortization	231.3	286.6
Unrealized gains on investment securities	137.9	291.5
Other	2.5	—
Total gross deferred tax liabilities	1,234.6	1,446.5
Net deferred tax liabilities (1)	$(177.4)	$(424.5)

(1)	Includes $443.0 million classified as current assets and $867.5 million classified as long-term liabilities in our balance sheet at December 31, 2014.

Valuation allowances are provided when we estimate that it is more likely than not that deferred tax assets will not be realized. A valuation allowance has been established primarily related to state net operating losses. We base our estimates of the future realization of deferred tax assets primarily on historic taxable income and existing deferred tax liabilities.

We participate in the Compliance Assurance Process (the “CAP”) with the Internal Revenue Service (the “IRS”). Under the CAP, the IRS undertakes audit procedures during the tax year and as the return is prepared for filing. The IRS has concluded its CAP audit of our 2014 tax return as well as all the prior years. We expect the IRS will conclude its CAP audit of our 2015 tax return in 2016.

We are also subject to audits by state taxing authorities for tax years from 2000 through 2014. We believe we carry appropriate reserves for any exposure to state tax issues.

At both December 31, 2015 and December 31, 2014 we did not have material uncertain tax positions reflected in our consolidated balance sheets.

We paid net income taxes of approximately $1.8 billion, $1.6 billion and $891 million in 2015, 2014 and 2013, respectively.